                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                             AMENDMENT NO. 5 TO
                               SCHEDULE 13E-3


                      RULE 13E-3 TRANSACTION STATEMENT
     (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                     JILLIAN'S ENTERTAINMENT CORPORATION
                            (Name of the Issuer)

                     JILLIAN'S ENTERTAINMENT CORPORATION
                    (Name of Person(s) Filing Statement)

COMMON STOCK, PAR VALUE $.001 PER SHARE                 477420103
    (Title of Class of Securities)         (CUSIP Number of Class of Securities)

                              Steven L. Foster
                           Chief Executive Officer
                     Jillian's Entertainment Corporation
                       727 Atlantic Avenue, Suite 600
                         Boston, Massachusetts 02111
                               (617) 350-3111

 (Name, Address and Telephone Number of Person Authorized to Receive Notices
         and Communications on Behalf of Person(s) Filing Statement)
                        ----------------------------
                                 Copies to:

                          Sylvia M. Mahaffey, Esq.
                            Denise R. Cade, Esq.
                      SHAW, PITTMAN, POTTS & TROWBRIDGE
                             2300 N Street, N.W.
                           Washington, D.C. 20037
                        ----------------------------

This statement is filed in connection with (check the appropriate box):

    a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. [_] The filing of a registration statement under the Securities Act of 1933.
    c.   [_] A tender offer.
    d.   [_] None of the above.

    Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                          CALCULATION OF FILING FEE

-----------------------------------------------------------------------------------------------------------------
                 TRANSACTION VALUATION(1)                                 AMOUNT OF FILING FEE
-----------------------------------------------------------------------------------------------------------------
                       $2,131,632                                                $426.33
-----------------------------------------------------------------------------------------------------------------

 [X] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(a)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.


Amount previously paid: $426.33             Filing parties:  Jillian's Entertainment Corporation
Form or registration no: Schedule 14A       Date filed:      November 13, 1995


    (1) Pursuant to Rule 0-11(b), the filing fee was determined at 1/50 of 1% of $2,131,632, the amount to be received by the Non-Continuing Shareholders for their shares of Common Stock in the Merger.

                            CROSS REFERENCE SHEET


Item in
Schedule 13E-3                       Caption in Preliminary Proxy Statement
--------------                       --------------------------------------
Item 1(a) .....................      INTRODUCTION

Item 1(b) .....................      VOTING AND PROXY INFORMATION -- Record Date; Outstanding
                                     Shares; Voting

Item 1(c)-(d) .................      MARKET INFORMATION

Item 1(e)-(f) .................      Not Applicable

Item 2 ........................      AVAILABLE INFORMATION and EXECUTIVE OFFICERS AND
                                     DIRECTORS OF THE COMPANY

Item 3 ........................      PRIOR CONTACTS BETWEEN THE COMPANY AND CERTAIN AFFILIATES

Item 4(a) .....................      PROPOSAL TO APPROVE THE MERGER

Item 4(b) .....................      SPECIAL FACTORS -- Alternatives Considered and PROPOSAL
                                     TO APPROVE THE MERGER

Item 5(a)-(e) .................      Not Applicable

Item 5(f)-(g) .................      SPECIAL FACTORS -- Certain Effects of the Merger

Item 6(a) .....................      FINANCING OF THE MERGER

Item 6(b) .....................      FEES AND EXPENSES

Item 6(c)-(d) .................      Not Applicable

Item in
Schedule 13E-3                       Caption in Preliminary Proxy Statement
--------------                       --------------------------------------
Item 7(a)-(c) .................      SPECIAL FACTORS -- Background of the Merger and -- Purposes
                                     and Reasons for the Merger

Item 7(d) .....................      SPECIAL FACTORS -- Board of Directors Determination of Fairness
                                     of the Merger, -- Certain Effects of the Merger, -- Material
                                     Federal Income Tax Consequences, -- Purposes and Reasons for
                                     the Merger and -- Interests of Certain Persons in the Merger

Item 8(a)-(b) .................      SPECIAL FACTORS -- Board of Directors Determination of
                                     Fairness of the Merger and -- Opinion of Stonebridge

Item 8(c) .....................      VOTING AND PROXY INFORMATION -- Record Date; Outstanding
                                     Shares; Voting and PROPOSAL TO APPROVE THE MERGER -- Vote
                                     Required and Recommendation of the Board of Directors

Item 8(d)-(e) .................      SPECIAL FACTORS -- Board of Directors Determination of Fairness
                                     of the Merger

Item 8(f) .....................      Not Applicable

Item 9(a)-(b) .................      SPECIAL FACTORS -- Background of the Merger -- Current Effects
                                     of Borrowings and Equity Financing and -- Opinion of
                                     Stonebridge

Item 9(c) .....................      AVAILABLE INFORMATION

Item 10(a) ....................      VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares;
                                     Voting; SPECIAL FACTORS -- Interests of Certain Persons in the
                                     Merger and SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                     MANAGEMENT

Item in
Schedule 13E-3                       Caption in Preliminary Proxy Statement
--------------                       --------------------------------------
Item 10(b) ....................      Not Applicable

Item 11 .......................      SPECIAL FACTORS-- Background of the Merger--
                                     Alternatives Considered; PROPOSAL TO APPROVE THE MERGER
                                     -- Certain Effects of the Merger, -- Payment for Common
                                     Stock in the Merger,-- Conditions to the Merger,
                                     FINANCING OF THE MERGER and MATERIAL TERMS OF THE
                                     PURCHASE AGREEMENT

Item 12(a) ....................      INTRODUCTION, VOTING AND PROXY INFORMATION-- Record
                                     Date; Outstanding Shares; Voting and PROPOSAL TO APPROVE
                                     THE MERGER-- Vote Required and Recommendation of the
                                     Board of Directors

Item 12(b) ....................      INTRODUCTION, VOTING AND PROXY INFORMATION-- Record
                                     Date; Outstanding Shares; Voting; SPECIAL FACTORS--
                                     Purposes and Reasons for the Merger and PROPOSAL TO
                                     APPROVE THE MERGER-- Vote Required and Recommendation of
                                     the Board of Directors

Item 13(a) ....................      PROPOSAL TO APPROVE THE MERGER-- Rights of Dissenting
                                     Shareholders

Item 13(b)-(c)  ...............      Not Applicable

Item 14(a) ....................      SELECTED FINANCIAL DATA; MANAGEMENT'S DISCUSSION AND
                                     ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                     OPERATIONS and FINANCIAL STATEMENTS OF THE COMPANY

Item 14(b) ....................      Not Applicable

Item in
Schedule 13E-3                       Caption in Preliminary Proxy Statement
--------------                       --------------------------------------
Item 15(a) ....................      VOTING AND PROXY INFORMATION-- Solicitation of Proxies

Item 15(b) ....................      SPECIAL FACTORS-- Background of Merger,-- Alternatives
                                     Considered,-- Preliminary Opinion of Bannon,-- Opinion
                                     of Stonebridge and FINANCING OF THE MERGER

Item 16 .......................      Additional information concerning the Rule 13e-3
                                     transaction is set forth in the Preliminary Proxy
                                     Statement and the Appendices thereto, a copy of which is
                                     attached hereto as Exhibit (d)(1)

Item 17 .......................      Separately included herewith

        ITEM 1.      Issuer and Class of Security Subject to the Transaction.

        (a) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION " is incorporated herein by reference.

        (b) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" is incorporated herein by reference.

        (c)-(d) The information set forth in the Preliminary Proxy Statement under "MARKET INFORMATION" is incorporated herein by reference.

        (e)-(f)   Not applicable.

        ITEM 2.   Identity and Background.

        The information set forth in the Preliminary Proxy Statement under "AVAILABLE INFORMATION" and "EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY" is incorporated herein by reference. Neither Jillian's Entertainment Corporation, nor any of the other persons or entities with respect to whom information is given in response to this Item 2 (x) has been convicted during the last five years in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (y) was a party during the last five years to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

        ITEM 3.   Past Contacts, Transactions or Negotiations.

        The information set forth in the Preliminary Proxy Statement under "PRIOR CONTACTS BETWEEN THE COMPANY AND CERTAIN AFFILIATES" is incorporated herein by reference.

        ITEM 4.   Terms of the Transaction.

        (a) The information set forth in the Preliminary Proxy Statement under "PROPOSAL TO APPROVE THE MERGER" is incorporated herein by reference.

        (b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Alternatives Considered" and "PROPOSAL TO APPROVE THE MERGER" is incorporated herein by reference.

        ITEM 5.   Plans or Proposals of the Issuer or Affiliate.

        (a)-(e)   Not applicable.

        (f)-(g) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Certain Effects of the Merger" is incorporated herein by reference.

        ITEM 6.   Source and Amount of Funds or Other Consideration.

        (a) The information set forth in the Preliminary Proxy Statement under "FINANCING OF THE MERGER" is incorporated herein by reference.

        (b) The information set forth in the Preliminary Proxy Statement under "FEES AND EXPENSES" is incorporated herein by reference.

        (c)-(d)   Not applicable.

        ITEM 7.   Purpose(s), Alternatives, Reasons and Effects.

        (a)-(c) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- BACKGROUND of the Merger " and "-- Purposes and Reasons for the Merger" is incorporated herein by reference.

        (d) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger," "-- Certain Effects of the Merger," "-- Material Federal Income Tax Consequences," "-- Purposes and Reasons for the Merger" and "-- Interests of Certain Persons in the Merger" is incorporated herein by reference.

        ITEM 8.   Fairness of the Transaction.

        (a)-(b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger" and "-- Opinion of Stonebridge" is incorporated herein by reference.

        (c) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

        (d)-(e) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger" is incorporated herein by reference.

        (f)   Not applicable.

        ITEM 9.   Reports, Opinions, Appraisals and Certain Negotiations.

        (a)-(b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS "-- Background of the Merger," "-- Current Effects of Borrowings and Equity Financing" and " -- Opinion of Stonebridge" is incorporated herein by reference.

        (c) The information set forth in the Preliminary Proxy Statement under "AVAILABLE INFORMATION" is incorporated herein by reference

        ITEM 10.   Interest in Securities of the Issuer.

        (a) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" is incorporated herein by reference.

        (b)   Not applicable.

        ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

        The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Background of the Merger," "-- Alternatives Considered," "PROPOSAL TO APPROVE THE MERGER -- Certain Effects of the Merger," "-- Payment for Common Stock in the Merger," "-- Conditions to the Merger," "FINANCING OF THE MERGER" and "MATERIAL TERMS OF THE PURCHASE AGREEMENT" is incorporated herein by reference.

        ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

        (a) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION," "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

        (b) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION," "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting," "SPECIAL FACTORS -- Purposes and Reasons for the Merger" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

        ITEM 13.   Other Provisions of the Transaction.

        (a) The information set forth in the Preliminary Proxy Statement under "PROPOSAL TO APPROVE THE MERGER -- Rights of Dissenting Shareholders" is incorporated herein by reference.

        (b)-(c)  Not applicable.

        ITEM 14.   Financial Information.


        (a) The information set forth in the Preliminary Proxy Statement under "SELECTED FINANCIAL DATA," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS OF THE COMPANY" is incorporated herein by reference.


        (b)  Not applicable.

        ITEM 15.   Persons and Assets Employed, Retained or Utilized.

        (a) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Solicitation of Proxies" is incorporated herein by reference.


        (b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Background of the Merger," "-- Alternatives Considered," "-- Preliminary Opinion of Bannon," "-- Opinion of Stonebridge" and "FINANCING OF THE MERGER" is incorporated herein by reference.


        ITEM 16.     Additional Information.

        Additional information concerning the Rule 13e-3 transaction is set forth in the Preliminary Proxy Statement and the Appendices thereto, a copy of which is attached hereto as Exhibit (d)(1).

        ITEM 17.     Material to be Filed as Exhibits.


        (b)(1)(1) Draft Fairness Opinion, dated October 2, 1995, of Bannon & Co., Inc.



        (b)(2)(2) Presentation of Bannon & Co., Inc. to the Board of Directors of Jillian's Entertainment Corporation, dated October 2, 1995.



        (b)(3) Fairness Opinion, dated April 22, 1997, of Stonebridge Associates, LLC, attached as Appendix B to Exhibit (d)(1).



--------------------------------------------------------------------------------

(1)     Previously filed.
(2)     Previously filed.

        (c)(1)(3) Letter, dated May 23, 1996, relating to the engagement of Hampshire Securities Corporation by Jillian's Entertainment Corporation.



        (c)(2)(4) Letter, dated May 23, 1996, relating to the purchase of common stock of Jillian's Entertainment Corporation by Island Partners, Ltd.



        (c)(3)(5) Letter, dated April 4, 1997, relating to the engagement of Stonebridge Associates, LLC by Jillian's Entertainment Corporation.



        (c)(4)+      Form of Employment/Noncompetition Agreement of Steven L.
Foster.



        (c)(5)+      Form of Employment/Noncompetition Agreement of Daniel M.
Smith.



        (c)(6)(6) Form of Management Agreement among Jillian's Entertainment Corporation, Jillian's Entertainment Holdings, Inc. and J.W. Childs Associates, L.P.



        (c)(7) Form of Stockholders Agreement among certain stockholders, option holders and warrant holders of Jillian's Entertainment Holdings, Inc., Jillian's Entertainment Holdings, Inc. and J.W. Childs Equity Partners, L.P.



        (c)(8) Form of License Agreement between Jillian's Entertainment Corporation and Jillian's Billiard Club, Inc.



        (c)(9) Form of Option Agreement between Jillian's Entertainment Corporation and the owners of Jillian's Billiard Club, Inc.



        (c)(10) Form of Purchase Agreement among Jillian's Entertainment Holdings, Inc., J.W. Childs Equity Partners, L.P., Jillian's Entertainment Corporation, the Representative and certain stockholders, option holders and warrant holders of Jillian's Entertainment Corporation.


        (d)(1) Notice of Special Meeting of Shareholders, Preliminary Proxy Statement, with Appendices and Form of Proxy for Special Meeting.


        (d)(2)       Consent of BDO Seidman, LLP.

--------------------------------------------------------------------------------

 (3)     Previously filed as Exhibit (b)(3) of Amendment No. 2 to Schedule
         13E-3.
 (4)     Previously filed as Exhibit (b)(4) of Amendment No. 2 to Schedule
         13E-3.
 (5)     Previously filed.
 (6)     Previously filed as Exhibit (c)(8) of Amendment No.3 to Schedule
         13E-3.



--------------


+        To be filed by amendment.

                                  SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                                   May 30, 1997


                                                   JILLIAN'S ENTERTAINMENT
                                                   CORPORATION



                                                   By:  /s/ Steven L. Foster
                                                        --------------------
                                                        Steven L. Foster
                                                        Chief Executive Officer

                                EXHIBIT INDEX




      Exhibit
       Number        Description
      -------        -----------
       (b)(1)        Draft Fairness Opinion, dated October 2, 1995, of Bannon & Co., Inc.           1

       (b)(2)        Presentation of Bannon & Co., Inc. to the Board of Directors of                2
                     Jillian's Entertainment Corporation, dated October 2, 1995.

       (b)(3)        Fairness Opinion, dated April 22, 1997, of Stonebridge Associates,
                     LLC, attached as Appendix B to Exhibit (d)(1).

       (c)(1)        Letter, dated May 23, 1996, relating to the engagement of Hampshire            3
                     Securities Corporation by Jillian's Entertainment Corporation.

       (c)(2)        Letter, dated May 23, 1996, relating to the purchase of
                     common stock 4 of Jillian's Entertainment Corporation by
                     Island Partners, Ltd.                                                          4

       (c)(3)        Letter, dated April 4, 1997, relating to the engagement of
                     Stonebridge Associates, LLC by Jillian's Entertainment Corporation.            5

       (c)(4)        Form of Employment/Noncompetition Agreement of Steven L. Foster.               +

       (c)(5)        Form of Employment/Noncompetition Agreement of Daniel M. Smith.                +

       (c)(6)        Form of Management Agreement among Jillian's Entertainment                     6
                     Corporation, Jillian's Entertainment Holdings, Inc. and J.W. Childs
                     Associates, L.P.

       (c)(7)        Form of Stockholders Agreement among certain stockholders, option holders and warrant holders of Jillian's Entertainment Holdings,
                     Inc., Jillian's Entertainment Holdings, Inc. and J.W. Childs Equity
                     Partners, L.P.

       (c)(8)        Form of License Agreement between Jillian's Entertainment
                     Corporation and Jillian's Billiard Club, Inc.

       (c)(9)        Form of Option Agreement between Jillian's Entertainment Corporation and the owners of Jillian's Billiard Club, Inc.

      (c)(10)        Form of Purchase Agreement among Jillian's Entertainment

      Exhibit
       Number        Description
      -------        -----------
                     Holdings, Inc., J.W. Childs Equity Partners, L.P., Jillian's Entertainment
                     Corporation, the Representative and certain stockholders, option holders and warrant holders of Jillian's Entertainment Corporation.

       (d)(1)        Notice of Special Meeting of Shareholders, Preliminary Proxy
                     Statement, with Appendices and Form of Proxy for Special Meeting.

       (d)(2)        Consent of BDO Seidman, LLP.



    ------------------
    +    To be filed by amendment.



 (1)     Previously filed.
 (2)     Previously filed.
 (3)     Previously filed as Exhibit (b)(3) of Amendment No. 2 to Schedule
         13E-3.
 (4)     Previously filed as Exhibit (b)(4) of Amendment No. 2 to Schedule
         13E-3.
 (5)     Previously filed.
 (6)     Previously filed as Exhibit (c)(8) of Amendment No. 3 to Schedule
         13E-3.